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                                                              EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-25613, 333-25611, 333-25885, 333-44289) of
Resource Banschares Mortgage Group, Inc. of our report dated January 26, 1998 appearing on page 47 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP

Columbia, South Carolina
March 25, 1998